Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Milestone Scientific, Inc. on Form 10-QSB for the three months ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin T. Lusardi, Chief Financial Officer of Milestone, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Milestone.


                                    /s/ Kevin T. Lusardi
                                    --------------------------
                                    Kevin T. Lusardi
                                    Chief Financial Officer
                                    May 17, 2005


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